T. Rowe Price Emerging Markets Stock Fund
T. Rowe Price Institutional Emerging Markets Equity Fund

Supplement to Prospectuses and Summary Prospectuses dated March 1, 2023

T. Rowe Price New Horizons Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2022

Effective April 26, 2023, the funds will resume accepting new accounts and purchases from most investors who invest directly with T. Rowe Price.

Accordingly, effective April 26, 2023, the first sentence under “Purchase and Sale of Fund Shares” in each summary prospectus and section 1 of each prospectus is deleted in its entirety. In addition, the section entitled “Closed to New Investors” in Section 2 of the prospectus is deleted in its entirety.

The date of this supplement is March 22, 2023.

G44-041 3/22/23